UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934

January 28, 2004

Date of Report (Date of earliest event reported)

DJ ORTHOPEDICS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-16757	33-0978270
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2985 Scott Street Vista, California		92081
(Address of principal executive offices)		(Zip Code)

(800) 336-5690

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)          Exhibits.

Exhibit No.	Document
99.1	Press release dated January 28, 2004 relating to dj Orthopedics, Inc.’s financial results for the quarter and year ended December 31, 2003.

Item 12. Results of Operations and Financial Condition

On January 28, 2004, dj Orthopedics, Inc. issued a press release regarding its financial results for the quarter and year ended December 31, 2003. A copy of the press release is furnished as Exhibit 99.1 to this Current Report.

The information in this Current Report, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report, including Exhibit 99.1, shall not be incorporated by reference into any registration statement or other document filed with the Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DJ ORTHOPEDICS, INC.

(Registrant)

Date: January 28, 2004	BY: /s/ LESLIE H. CROSS
Leslie H. Cross
President and Chief Executive Officer
(Principal Executive Officer)

Exhibit Index

Exhibit No.	Description
99.1	Press release dated January 28, 2004, relating to dj Orthopedics, Inc.’s financial results for the quarter and year ended December 31, 2003.